UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 24, 2024

Date of Report (Date of earliest event reported)

Zura Bio Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40598	98-1725736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1489 W. Warm Springs Rd. #110
Henderson, Nevada	89014
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 757-6133

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ZURA	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	ZURAW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 28, 2024, Zura Bio Limited (“ZURA”, the “Company”) issued a press release announcing its 2023 full fiscal year financial results. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Chief Executive Officer.

On March 24, 2024, the board of directors of ZURA (the “Board”) approved a Chief Executive Officer (“CEO”) transition from Someit Sidhu, our Founder, CEO and Director, to Robert Lisicki, effective April 8, 2024. Dr. Sidhu joined ZURA as the founding CEO at the time ZURA became a public company. Dr. Sidhu led the in-licensing of the Company’s current pipeline molecules including tibulizumab, a bispecific antibody which is a dual antagonist of BAFF and IL-17. In addition, Dr. Sidhu completed a successful capital raise enabling the Company to meaningfully advance the development of its assets.

Mr. Lisicki, the Company’s current President and Chief Operating Officer, will be promoted to the Company’s Chief Executive Officer on April 8, 2024. Dr. Sidhu will remain on the Board as a non-independent Director and Mr. Lisicki will join the Board as a non-independent Director increasing its membership from nine Directors to ten.

Except as otherwise set forth herein, there is no arrangement or understanding between Mr. Lisicki and any other person pursuant to which he was appointed as the Chief Executive Officer, and there are no transactions in which Mr. Lisicki has an interest requiring disclosure under Item 404(a) of Regulation S-K. In connection with the appointment, the Company expects to enter into its standard indemnification agreement with Mr. Lisicki, on substantially the same terms as the indemnification agreements previously entered into between the Company and each of its directors and executive officers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated March 28, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2024

ZURA BIO LIMITED

By:	/s/ Kim Davis
Name:	Kim Davis
Title:	Chief Legal Officer